INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Post-Effective  Amendment  No. 5 to  Registration
Statement  No.  333-61698  of Allstate  Life of New York  Separate  Account A of
Allstate Life Insurance Company of New York on Form N-4 of our report dated February 5, 2003 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 7, 2003 relating to the financial statements of Allstate Life of New York Separate Account A, appearing in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of Allstate Life of New York Separate Account A), which are part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statements of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April  17, 2003
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                                   CONSENT OF
                                 FOLEY & LARDNER


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses included in Post-Effective Amendment 5 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-61698).


                                            /s/  Foley & Lardner
                                            FOLEY & LARDNER


Washington, D.C.
March 26, 2003
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